     As filed with the Securities and Exchange Commission on July 2, 2001



                                   Securities Act registration no. 333-53390

                                       Investment Company Act file no. 811-10261
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A
________________________________________________________________________________

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                        Post-Effective Amendment No. 1                     [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]



                                Amendment No. 3                            [X]

________________________________________________________________________________

                              PEARL MUTUAL FUNDS
                                 (Registrant)
                           on behalf of its series:

                            Pearl Total Return Fund
                         Pearl Aggressive Growth Fund

                               2610 Park Avenue
                                 P.O. Box 209
                            Muscatine, Iowa  52761

                         Telephone number 866/747-9030

________________________________________________________________________________

     Robert H. Solt                           Stacy H. Winick
     2610 Park Avenue                         Bell, Boyd & Lloyd LLC
     P.O. Box 209                             70 West Madison Street, #3300
     Muscatine, Iowa 52761                    Chicago, Illinois  60602

                             (Agents for service)
________________________________________________________________________________

                 Approximate Date of Proposed Public Offering:

             [X] Immediately upon filing pursuant to rule 485(b)
             -- on ___________ pursuant to rule 485(b)
             -- 60 days after filing pursuant to rule 485(a)(1)
             -- on ___________ pursuant to rule 485(a)(1)
             -- 75 days after filing pursuant to rule 485(a)(2)
             -- on ___________ pursuant to rule 485(a)(2)

                              PEARL MUTUAL FUNDS

                                  PROSPECTUS










                                                                      [LOGO]

                                                                        PEARL
                                                                           FUNDS

www.pearlfunds.com
2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

Pearl Mutual Funds

    Pearl Total Return Fund
    Pearl Aggressive Growth Fund

Pearl Total Return Fund
Fund Objective - Pearl Total Return Fund seeks long-term total return.

Principal Investment Strategy - Pearl Total Return Fund is a fund of funds that invests in shares of other investment companies, including mutual funds and closed-end funds ("portfolio funds"). The Fund:


        . invests primarily (80% or more) in portfolio funds that invest mostly in equity securities or whose objective is growth or capital appreciation, except when in Management's judgment a lower percentage is justified by high risks affecting stock markets;

        . also invests in money market, bond, and other fixed-income portfolio funds; and

        .    often takes defensive positions intended to help preserve capital.


Pearl Aggressive Growth Fund
Fund Objective - Pearl Aggressive Growth Fund seeks long-term aggressive growth of capital.

Principal Investment Strategy - Pearl Aggressive Growth Fund is a fund of funds that invests in shares of other investment companies, including mutual funds and closed-end funds. The Fund:


        . stays fully invested (95% or more) in portfolio funds that invest mostly in equity securities or whose objective is growth or capital appreciation;

        .    invests in money market funds only to meet cash flow needs; and

        .    almost never takes a defensive position.


Each Fund expects that nearly all of its investments in mutual funds (open-end funds) will be made without paying any sales load.


Each Fund's investment adviser and manager is Pearl Management Company (referred to in this prospectus as "Management" or the "Manager").

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

July 2, 2001

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
At a Glance................................................................   1
         Investment Objectives.............................................   1
         Principal Investment Strategy.....................................   1
         Principal Investment Risks........................................   2
         Performance.......................................................   3
         Fees and Expenses.................................................   4
How the Funds Invest.......................................................   5
         Investment Objective and Strategies...............................   5
         Portfolio Funds and Other Investments in which the Funds Invest...   7
         Principal Investment Risks........................................   8
         Managing Risks....................................................   9
Management of the Funds....................................................  10
         The Investment Manager............................................  10
         Portfolio Transactions............................................  12
How to Buy and Sell Fund Shares............................................  12
         How to Buy Shares.................................................  12
         How to Sell Shares................................................  13
Net Asset Value (NAV)......................................................  15
Dividends, Capital Gains, and Taxes........................................  15
Financial Highlights.......................................................  17

At a Glance

Investment Objectives

Pearl Total Return Fund seeks long-term total return.

Pearl Aggressive Growth Fund seeks long-term aggressive growth of capital.

There is no assurance that a Fund will achieve its investment objective.


Principal Investment Strategy


Each Fund is a fund of funds that invests in shares of other registered investment companies, including mutual funds and closed-end funds. The investment companies in which the Funds may invest are referred to as "portfolio funds" throughout this prospectus. Pearl Total Return Fund is referred to as "Total Return Fund" and Pearl Aggressive Growth Fund is referred to as "Aggressive Growth Fund." Each Fund may invest up to 25% of its total assets in any one portfolio fund.


Total Return Fund seeks to achieve its objective by investing most of its net assets (80% or more) in equity portfolio funds that invest mostly in common stocks and other equity securities or whose objective is growth or capital appreciation. However, Total Return Fund may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets. Because Total Return Fund seeks to limit risk and preserve capital, it often takes a partial defensive position. Under those circumstances, Management will invest part of the Fund's net assets (often up to 20%) in money market, bond, and other fixed-income portfolio funds. The Fund may take a larger defensive position on a temporary basis (up to 100% of net assets) when Management believes there are high risks affecting stock markets. When the Fund takes such a temporary defensive position, the Fund might not be able to meet its investment objective. Management determines the Fund's allocation among the various types of authorized investments.



Aggressive Growth Fund seeks to achieve its objective by being fully invested (meaning 95% or more of the Fund's net assets) in equity portfolio funds that invest mostly in common stocks and other equity securities or whose objective is growth or capital appreciation. The Fund invests in money market funds only to meet its cash flow needs. Aggressive Growth Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. The Fund might not be able to meet its investment objective during any period in which it takes such a temporary defensive position. Management intends that any temporary defensive position would be rare. Management determines the Fund's allocation among the various types of authorized investments.


Each Fund invests only in:

     . mutual fund shares that the Fund can buy no-load (with no applicable sales charge or redemption fee);


     . "low-load" mutual fund shares that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, each Fund expects that substantially all of its investments in mutual funds will be on a no-load basis);

     . closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although neither Fund has yet invested in closed-end funds); and

     .    cash and cash equivalents.


Under normal market conditions, each Fund will hold equity portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which a Fund invests. The allocation among portfolio funds using those investment styles may vary greatly depending upon Management's assessment of the stock markets. In addition, the Total Return Fund may hold greater or lesser positions in portfolio bond, income, and money market funds based on Management's overall assessment or market conditions and movements.



Each Fund also is authorized to invest in U.S. government securities and short-term, interest-bearing securities. However, neither Fund has yet done so and neither Fund has any present intention to do so. Each Fund is a fund of funds, investing only in various kinds of portfolio funds (including money market funds) except for cash and cash equivalents. Each Fund may also invest in portfolio funds which invest in foreign securities and high yield, high risk "junk bonds." Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.


Principal Investment Risks


All investments involve risk. Even though the Funds invest in many portfolio funds, that investment strategy cannot eliminate investment risk. Each Fund may be subject to the following risks:


Securities Markets In General - As with any investment whose performance is tied to the securities markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Stock Markets - The same factors that affect stock market performance generally affect portfolio stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. Because Aggressive Growth Fund stays fully invested and almost never takes a defensive position, the impact of stock market changes on Aggressive Growth Fund is expected to be even greater than the impact on Total Return Fund.

Bond Markets - Bond prices generally fall when interest rates rise. Portfolio bond funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by portfolio funds go into default. Some bonds may be paid off ("called") substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time. The Funds (particularly Total Return Fund) will be affected by these risks to the extent of their investments in portfolio funds investing in bonds. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Characteristics of Portfolio Funds - the Funds may invest in portfolio funds that have any or all of these characteristics:

     . A portfolio fund may be non-diversified, meaning that the portfolio fund may take larger positions in its stocks than can diversified funds. The performance of each of these larger holdings may have a greater impact on a portfolio fund's performance, resulting in greater volatility.

     . A portfolio fund may concentrate its investments within one industry or market sector. The share value of that portfolio fund may be subject to greater market fluctuations than an investment in a fund that invests in a broader range of securities.

     . A portfolio fund may invest in foreign securities. These investments may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates and political developments. These risks are greater for securities issued by companies in emerging markets countries.

     . A portfolio fund may invest in high yield, high risk "junk bonds". These investments may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Portfolio Management of Portfolio Funds - Management has no control over the managers or investment decisions of the portfolio funds. However, decisions made by the portfolio funds' managers will have a significant effect on a Fund's performance.

Performance

From July 1, 1972 through the date of this prospectus, the Total Return Fund's shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on the date of this prospectus. This chart and table illustrate Total Return Fund's annual total returns for each of the past 10 years and a comparison of returns of Total Return Fund, the MSCI World Index, the Value Line (Geometric) Index, the Wilshire 5000 Index, the All Equity Funds Average (Lipper), and the All Long-Term Taxable Funds Average (Lipper), for the 1-, 5-, and 10-year periods ended December 31, 2000. This information helps you assess the variability of the Fund's returns over the past 10 years and the potential risks.


No performance information is presented for Aggressive Growth Fund because it has not been in operation prior to the date of this prospectus.

Total Return Fund's Total Return for Years ended 12/31/00*


[GRAPH]



1991  24.72%
1992   7.80%
1993  13.27%
1994  -3.19%
1995  21.13%
1996  14.19%
1997  14.75%
1998   4.60%
1999  26.99%

2000   1.56%


During the period shown in the bar chart, the highest return for a quarter was 16.51% during the quarter ended 12/31/99 and the lowest return for a quarter was -12.50% during the quarter ended 9/30/98.

The Fund's past performance is not an indication of future performance.

Average Annual Total Returns for Years ended 12/31/00*


                                             1 Year      5 Years     10 Years
                                             ------      -------     --------

Total Return Fund                             1.56%      12.07%       12.18%
MSCI World Index                            -13.18%      12.12%       11.93%
Value Line (Geometric) Index                 -8.72%       3.51%        7.22%
Wilshire 5000 Index                         -10.89%      16.68%       16.98%
All Equity Funds Average (Lipper)            -4.51%      14.40%       14.70%
All Long-Term Taxable Funds Average (Lipper) -1.68%      11.67%       12.27%


* The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights all publicly-traded U.S. common stocks and is generally representative of the performance of the average U.S. common stock. The Wilshire 5000 index is an unmanaged index that is market-capitalization weighted and includes all publicly-traded U.S. common stocks, and is generally representative of the performance of the average dollar invested in U.S. common stocks. Pearl Total Return Fund's holdings are not identical to the All Equity Funds Average (Lipper), the All Long-Term Taxable Funds Average (Lipper), the MSCI World Index, the Value Line (Geometric) Index, the Wilshire 5000 Index, or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index. All returns reflect reinvested dividends except those of Value Line (Geometric) Index.


Fees and Expenses

Each Fund expects that nearly all of its investments in mutual funds (open-end funds) will be made without paying any load, but each Fund has the ability to pay a load of not more than 2% in connection with an investment in an open-end fund. Each Fund may also pay a commission of not more than 2% to invest in a closed-end fund (although neither fund has yet invested in closed-end funds). Each Fund will incur additional indirect expenses from its investments in mutual funds including management fees and some of the portfolio funds in which the Funds invest may also impose distribution (12b-1) fees and other fees.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses*
Fees paid directly from your investment:

Maximum sales charge (load) imposed on purchases**        None
Maximum deferred sales charge (load)**                    None
Redemption fee **                                         None
Exchange fee                                              None




Annual Fund Operating Expenses*

Expenses that are deducted from Fund assets:


                                              Total Return Fund        Aggressive Growth Fund
Management fees                                     .63%                        .65%
Administrative fees                                 .20%                        .21%
Distribution (12b-1) fees**                         None                        None
Other expenses***,****                              .13%                        .13%
                                                    ----                        ----
Total annual fund operating expenses                .96%                        .99%
Expense reimbursement*****                          .02%                        .03%
                                                    ----                        ----
Net expenses                                        .94%                        .96%

 * The expenses assume net assets of $45 million for Total Return Fund and $15 million for Aggressive Growth Fund.



** The Funds do not directly impose any load or redemption fee, which means you pay no sales loads. You also pay no 12b-1 fees.

*** Although the Funds do not directly impose any 12b-1 fee, some of the portfolio funds in which the Funds invest may impose 12b-1 fees.

**** For Aggressive Growth Fund, "Other expenses" is estimated based on expenses the Fund expects to incur during its initial partial fiscal year ending 12/31/01. The Funds pay Management fees at the same rates. The difference in the rate of Management fee shown in the table is because of different assumptions about the amount of assets of each Fund.


*****Pearl Management Company, the Funds' Manager, has contractually undertaken to reimburse each Fund until December 31, 2005 for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.96% of a Fund's average net assets up to $30 million; 0.90% in excess of $30 million up to $100 million; and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. After reimbursement, "Management and Administrative fees" will be .83% and .86%, and "Other expenses" will be .11% and .10% for Total Return Fund and Aggressive Growth Fund, respectively. A reimbursement lowers the expense ratio and increases overall return to investors.


Example

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. It assumes a $10,000 investment in a Fund for each of these time periods, that you redeem your shares at the end of the periods, a 5% return (before expenses) each year, reinvestment of dividends and distributions, and that operating expenses remain constant at the level shown above, without reimbursement of expenses by the Manager./1/ Your actual costs may be higher or lower.

                                   1 Year     3 Years     5 Years   10 Years
                                   ------     -------     -------   --------
Total Return Fund                  $   97     $   304     $   528   $  1,172
Aggressive Growth Fund             $  100     $   314           -          -

/1/ Giving effect to the Manager's agreement to limit the Fund's expenses, the estimated cost of investing in the Funds would be:

     ---------------------------------------------------------------------------
                                   1 Year     3 Years     5 Years   10 Years
                                   ------     -------     -------   --------
     ---------------------------------------------------------------------------
      Total Return Fund            $   96     $   300     $   520   $  1,155
     ---------------------------------------------------------------------------
      Aggressive Growth Fund       $   98     $   306           -          -
     ---------------------------------------------------------------------------

How the Funds Invest

Investment Objective and Strategies

Each Fund is a fund of funds that seeks to achieve its investment objective by investing in shares of portfolio funds. Each Fund may invest up to 25% of its total assets in any one portfolio fund.


Each Fund's investments are limited to:

     . shares of mutual funds (open-end funds) that the Fund can buy no-load (with no applicable sales load or redemption fee);


     . shares of "low-load" mutual funds (open-end funds) that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, each Fund expects that substantially all of its investments in mutual funds will be on a no-load basis);

     . closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although neither Fund has yet invested in closed-end funds); and

     .    cash and cash equivalents.

Each Fund also is authorized to invest in U.S. government securities and short-term, interest-bearing securities. However, neither Fund has yet done so and neither Fund has any present intention to do so. Each Fund is a fund of funds, investing in various kinds of portfolio funds (including money market funds) except for cash and cash equivalents.

Each Fund has its own investment objective and strategies designed to meet different investment goals. Each Fund's investment objective is fundamental, meaning that it cannot be changed without shareholder approval.

Total Return Fund

The investment objective of Total Return Fund is long-term total return.

Total Return Fund seeks to achieve this objective by investing most of its net assets (80% or more) in equity portfolio funds that invest mostly in common stocks and other equity securities or whose objective is growth or capital appreciation. However, Total Return Fund may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets. Because Total Return Fund seeks to limit risks and preserve capital, it often takes a partial defensive position. Under those circumstances, Management will invest part of the Fund's net assets (often up to 20%) in money market, bond, and other fixed income portfolio funds. The Fund may take a larger defensive position (up to 100% of net assets) on a temporary basis when Management believes there are high risks affecting stock markets. When the Fund takes such a temporary defensive position, the Fund might not be able to meet its investment objective. Management determines the Fund's allocation among the various types of authorized investments.


Under normal market conditions, Total Return Fund holds equity portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which Total Return Fund invests. The allocation among portfolio funds using those investment styles may vary greatly depending upon Management's assessment of the stock markets. In addition, the Fund may hold greater or lesser positions in portfolio bond, income, and money market funds based on Management's overall assessment of market conditions and movements.

As of June 25, 2001, Total Return Fund's investment portfolio included 16 portfolio funds.


Total Return Fund measures its performance primarily against the All Equity Funds Average (Lipper) and the All Long-Term Taxable Funds Average (Lipper) on a long-term risk-adjusted total return basis. Total Return Fund also compares its risk-adjusted total return with the MSCI World Index, Value Line (Geometric) Index, and Wilshire 5000 Index. Risk-adjusted total return compares total return and standard deviation (volatility). The Fund determines risk-adjusted total return by using a conventional measure called the Sharpe ratio. The Sharpe ratio is a ratio of the reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). A high Sharpe ratio is desirable.

Sharpe Ratios for Years Ended 12/31/00:

--------------------------------------

--------------------------------------------------------------------------------
                                                 1 Year      3 Years    5 Years
                                                 ------      -------    -------
--------------------------------------------------------------------------------
Total Return Fund                                 -0.32         0.35       0.59
--------------------------------------------------------------------------------
MSCI World Index                                  -1.69         0.34       0.53
--------------------------------------------------------------------------------
Value Line (Geometric) Index                      -0.98        -0.67      -0.14
--------------------------------------------------------------------------------
Wilshire 5000 Index                               -0.96         0.28       0.69
--------------------------------------------------------------------------------
All Equity Funds Average (Lipper)                 -0.62         0.33       0.56
--------------------------------------------------------------------------------
All Long-Term Taxable Funds Average (Lipper)      -0.61         0.32       0.57
--------------------------------------------------------------------------------

All returns reflect reinvested dividends except those of Value Line (Geometric) Index.

Aggressive Growth Fund

The investment objective of Aggressive Growth Fund is long-term aggressive growth of capital. Aggressive Growth Fund seeks to achieve this objective by being fully invested (meaning 95% or more) in equity portfolio funds that invest mostly in common stocks and other equity securities or whose objective is growth or capital appreciation. Aggressive Growth Fund invests in money market portfolio funds only to meet its cash flow needs. Aggressive Growth Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. The Fund might not be able to meet its investment objective during any period in which it takes such a temporary defensive position. Management intends that any temporary defensive position would be rare. Like Total Return Fund, Management determines the Fund's allocation among the various types of authorized investments.


Under normal market conditions, Aggressive Growth Fund holds portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which Aggressive Growth Fund invests. The allocation among portfolio funds using those investment styles may vary greatly depending upon Management's assessment of the stock markets.

The Fund measures its performance primarily against the All Equity Funds Average (Lipper) on a long-term total return basis (without adjusting for risk or volatility). As secondary performance measures, the Fund uses the MSCI World Index, Standard & Poor's 500 Index, Value Line (Geometric) Index, and Wilshire 5000 Index.

Portfolio Funds and Other Investments in which the Funds Invest

In selecting categories of portfolio funds for each Fund, the portfolio managers consider many factors, such as (i) perceived opportunities and risks in the U.S. and world stock markets; (ii) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (iii) recent performance and momentum of various categories of portfolio funds.

In selecting specific portfolio funds for each Fund, the portfolio managers consider many factors (in addition to those summarized in the preceding paragraph), such as (i) management experience and continuity; (ii) performance history, momentum, volatility, and comparative return and risk data; (iii) asset size; (iv) expense ratio; (v) investment style (such as value, growth, or blend); (vi) market capitalization and diversification of portfolio; and (vii) whether a Fund can invest in the portfolio fund on a no-load or low-load basis.

The weight given to each of the above factors may vary greatly from time to time depending upon Management's analysis and judgment. In comparison to Total Return Fund, Aggressive Growth Fund (i) expects to seek a higher total return and to have a higher degree of risk and volatility in its portfolio; (ii) is likely to invest a greater portion of its assets in portfolio funds with an aggressive-growth style; and (iii) is likely to give more weight to recent performance and momentum of specific portfolio funds and various categories of portfolio funds. Aggressive Growth Fund believes that this higher degree of risk provides the opportunity for greater growth of capital, although there is no guarantee of the success of this kind of investing. Total Return Fund (i) expects to have less volatility in its portfolio than Aggressive Growth Fund,
(ii) is likely to invest in less aggressive equity funds (or invest a smaller part of its assets in aggressive growth funds) and (iii) is likely to give less weight to recent short-term performance and momentum in selecting investments.

Principal Investment Risks

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment. Investments that provide higher potential reward also have greater risk. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Funds, you should carefully consider the risks associated with that particular Fund. You should consider an investment in a Fund a long-term investment.

Securities Markets In General - As with any investment whose performance is tied to these markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Stock Markets - The same factors that affect stock market performance generally affect portfolio stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. Because Aggressive Growth Fund stays fully invested and almost never takes a defensive position, the impact of stock market changes on Aggressive Growth Fund is expected to be even greater than the impact on Total Return Fund.

Bond Markets -Bond prices generally fall when interest rates rise. Portfolio bond funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by portfolio funds go into default. Some bonds may be paid off ("called") substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time. The Funds (particularly Total Return Fund) will be affected by these risks to the extent of their investments in portfolio funds investing in bonds. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Characteristics of Portfolio Funds - the Funds may invest in portfolio funds that have any or all of these characteristics:

         . A portfolio fund may be non-diversified, meaning that the portfolio fund may take larger positions in its stocks than can diversified funds. The performance of each of these larger holdings may have a greater impact on a portfolio fund's performance, resulting in greater volatility.

         . A portfolio fund may concentrate its investments within one industry or market sector. The share value of that portfolio fund may be subject to greater market fluctuations than an investment in a fund that invests in a broader range of securities.

         . A portfolio fund may invest in foreign securities. These investments may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates and political developments. These risks are greater for securities issued by companies in emerging market countries.

         . A portfolio fund may invest in high-yield, high-risk "junk bonds". These investments may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Portfolio Management of Portfolio Funds - Management has no control over the managers or investment decisions of the portfolio funds. However, decisions made by the portfolio funds' managers will have a substantial effect on the Funds' performance. In addition, investment decisions by the managers of the portfolio funds are made independently of the Funds. At any time, one portfolio fund may be purchasing shares of a company whose shares are being sold by another portfolio fund. As a result, the Funds could incur indirectly certain transaction costs without accomplishing any investment purpose.

Direct Investment in Portfolio Funds - You could invest directly in most portfolio funds. By investing in portfolio funds indirectly through the Funds, you bear not only your proportionate share of the expenses of the Funds but also, indirectly, similar expenses (including operating costs and investment management fees) of the portfolio funds. You may indirectly bear expenses paid by portfolio funds related to the distribution of those funds' shares. As a result of the Funds' policies of investing in portfolio funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the portfolio funds. See "Dividends, Capital Gains, and Taxes."

Managing Risks
--------------

Management uses various techniques and practices to seek to reduce the Fund's exposure to risk.

Investment Limitations

Each Fund has adopted these investment limitations that cannot be changed without shareholder approval and are designed to limit risk:


         . No Fund may invest more than 25% of its total assets in any one portfolio fund. This restriction does not apply when a Fund reinvests distributions from a portfolio fund in shares of that portfolio fund.

         . No Fund may invest more than 25% of its total assets in securities of issuers in any particular industry. This restriction does not apply to securities issued or guranteed by the U.S. Government or its agencies or instrumentalities.

In addition, in accordance with Section 12(d)(1)(F)(i) of the Investment Company Act of 1940, a Fund (and all of its affiliated persons, including Pearl Management Company) will not acquire more than 3% of the total outstanding stock of any portfolio fund, unless otherwise permitted to do so pursuant to permission granted by the SEC.

Defensive Investment Strategies

The Funds' portfolio managers may use these strategies if they believe a defensive position is advisable:



         . Total Return Fund may invest on a temporary basis up to 100% of its net assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds. However, these defensive investments will not exceed 20% of Total Return Fund's net assets (a partial defensive position) unless in Management's judgment a higher percentage is justified by high risks affecting stock markets.


         . Aggressive Growth Fund almost never takes a defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. Management intends that any temporary defensive position would be rare. In that highly unusual situation, Aggressive Growth Fund may invest up to 100% of its total assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds.


Management of the Funds

The Investment Manager
----------------------

On July 2, 2001, Mutual Selection Fund, Inc., an Iowa corporation, was reorganized into a new series of Pearl Mutual Funds (the "Trust"). The new series was designated Pearl Total Return Fund, as described in this prospectus. The Funds are managed by Pearl Management Company (previously Mutual Selection Management Company) (referred to as "Management" or "Manager" throughout this prospectus), 2610 Park Avenue, Muscatine, Iowa 52761. The Manager chooses the portfolio funds in which the Funds invest and handles the Fund's business affairs under the direction of the Trust's Board of Trustees.

Throughout this prospectus, "Pearl Total Return Fund" or "Total Return Fund" refers to Pearl Total Return Fund, as a series of the Trust, and to its predecessor corporation.

The Manager's Investment Committee, including the three Executive Officers named below, manages each Fund's portfolio. Committee members share day-to-day responsibility for portfolio management.

Portfolio Managers and Executive Officers

David M. Stanley is Chairman, President, Chief Executive Officer, Assistant Secretary, and a Trustee of the Trust. Previously, he has held similar positions with the Trust's predecessor continuously since 1972. Mr. Stanley also is Chairman, President, Chief Executive Officer, Assistant Secretary, and a Director of the Manager and has held these or similar positions continuously since 1972. Through 1995, Mr. Stanley was Chairman and a Director of Stanley, Lande & Hunter (and its predecessor), a professional corporation of attorneys. His degrees include a BA (Political Science) and a JD (Law) from the University of Iowa.




Robert H. Solt is Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, and Treasurer of the Trust and the Manager since June 2001. He became Vice President, Assistant Secretary, and Assistant Treasurer of the Trust and the Manager in February 2001. Previously, Mr. Solt was an officer of Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization, each a nonprofit public interest organization; he was employed by those organizations continuously since 1991. His degrees include a BA (Economics) and a MA (Economics) from Eastern Illinois University.



Kevin J. Burns is Vice President of Investment Management, Chief Investment Officer, Assistant Secretary, and Assistant Treasurer of the Trust and the Manager. Since January 1996 he has been an officer of the Trust (or the Trust's predecessor) and the Manager, beginning as Research Director. Before 1996, Mr. Burns was engaged in investment management and fund-raising for Operation Mobilization, a Christian charitable organization. His degrees include a BA (Economics) from Simpson College and a MA (Finance and Investment) from the University of Exeter, Exeter, England. He is a Chartered Mutual Fund Counselor.




Other Staff Persons Providing Services for the Funds and Shareholders

Peggy A. Cherrier is Assistant Secretary and Administrative Assistant of the Trust and the Manager. She has been employed by the Manager since August 2000. Ms. Cherrier's previous employment included service as an administrative assistant, legal assistant, and senior abstracter. She is a graduate of Marion High School, Marion, Iowa.

Renata R. LaMar is Assistant Treasurer and Financial Administrator of the Trust and of the Manager. She has been employed by the Manager since August 2000. Ms. LaMar's previous employment included service as an accountant, tax analyst, and cost analyst. She received a BA (Business Administration and Accounting) from Mount Mercy College.


Karen J. Grell is an Assistant Treasurer and Accountant of the Trust and the Manager. She has been employed by the Manager since February 2001. Ms. Grell's previous employment included service as an accountant and bookkeeper. She received a BA (Accounting and International Business) from Marycrest International University.


Management Fees

For investment management and administrative services provided to each Fund, the Manager receives fees, accrued daily and payable monthly based on net assets as of the beginning of the month, at these annual rates:

----------------------------------------------------------------------------------------------------------------------
                                                            Investment         Administrative      Total Fees
Net Assets                                                  Management            Services        (Annual Rate)
----------
----------------------------------------------------------------------------------------------------------------------
First $30 million                                             0.65%                 0.21%                0.86%
----------------------------------------------------------------------------------------------------------------------
In excess of $30 million to $100 million                      0.58%                 0.19%                0.77%
----------------------------------------------------------------------------------------------------------------------
In excess of $100 million                                     0.40%                 0.13%                0.53%
----------------------------------------------------------------------------------------------------------------------

The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.96% of a Fund's average net assets up to $30 million; 0.90% in excess of $30 million up to $100 million; and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits.

For the fiscal year ended December 31, 2000, the Manager earned $448,542 for services provided to Total Return Fund.


Portfolio Transactions
----------------------

Management places orders for the purchase and sale of portfolio securities for a Fund's account directly with the investment companies in which the Funds invest or with broker-dealers, selected by Management.

Each Fund is actively managed and has no restrictions on portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Fund's portfolio were replaced once during the year. There is no limit on, and Management cannot control, the portfolio turnover rate of portfolio funds. Aggressive Growth Fund is likely to have a higher portfolio turnover rate than Total Return Fund.

How to Buy and Sell Fund Shares

How to Buy Shares
-----------------

Shares of each Fund are sold without a sales load at the next price calculated after receipt of an order in proper form by the Fund. The price is equal to the net asset value (NAV) per share. Your initial investment in a Fund ordinarily must be at least $1,000. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors. There is no investment minimum for subsequent investments.


How to Open an Account

A new investor must be a U.S. resident with a social security or tax identification number. You can open a new account and make an initial investment in a Fund by sending a check and a completed account application form to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761. Checks should be made payable to the Fund in which you are investing. Third party checks ordinarily will not be accepted except for properly endorsed IRA rollover checks.

How to Add to an Existing Account

You can add to an existing account by making a check payable to the Fund in which you are investing. Write your account number on the check. Mail the check to the address above.

General Policies for Buying Fund Shares

These policies apply any time you buy shares of a Fund:

         . All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. The Funds ordinarily do not accept third-party checks, except for properly endorsed IRA rollover checks. The Funds do not accept cash, traveler's checks, credit cards, or credit card checks.

         . If payment for your check does not clear, the Fund will cancel your purchase and you will be liable for any losses or fees the Fund incurs.

         . Each Fund reserves the right to reject any specific request to buy shares. A Fund may refuse a purchase if Management believes it could interfere with the Fund's operations or administration or would not be in the best interests of the Fund's shareholders. The Funds do not permit frequent exchanges and have adopted policies to discourage this practice. The Funds intend to encourage investment, rather than trading, in the Funds' shares.

How to Sell Shares
------------------

How to Sell Shares

You may sell (redeem) your Fund shares back to the Fund on each day the Funds are open for business. You may sell shares by mailing a letter of instruction to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761 or by faxing it to 563-288-4101. The letter of instruction must include your name, signatures of all persons required to sign for transactions, the Fund name and account number, and the dollar amount of shares or the number of shares you want to sell.


Exchange Privilege

Shares of the Funds may be exchanged for each other. You may request an exchange by sending or faxing a letter of instruction to the address or number above. The Funds do not permit frequent exchanges and have adopted policies to discourage this practice. The Funds intend to encourage investment, rather than trading, in the Funds' shares.

         . You will be permitted to make up to two round-trip exchanges during any 12-month period. A round trip is an exchange out of one Fund into the other Fund, and then back again.


         . You may exchange between accounts that are registered in the same name(s), address, and taxpayer identification number.

         . Shares of the Fund you are exchanging into must be available for sale in your state.

         . If you are opening a new account by exchange, your exchange must be at least $1,000.

         . The Funds may temporarily or permanently terminate the exchange plan privilege of any investor who in Management's judgment makes excessive use of the plan. Excessive trading can hurt Fund performance and shareholders.

         . Each Fund may refuse exchange purchases by anyone if Management believes the purchase would not be in the best interests of the Fund's shareholders.

         .        Exchanges may result in tax consequences for you.

         . The Funds may terminate or modify the exchange plan at any time, but will try to give prior notice whenever reasonably possible.

General Policies for Selling Fund Shares

These policies apply any time you sell shares of a Fund:

         . Normally, the Fund will mail your share proceeds within seven days after receiving your request to sell.

         . Checks are made payable to the shareholder(s) of record, unless otherwise requested in writing with all registered account owners' signatures guaranteed.

         . If you recently bought your shares, the proceeds of your sale may be held until your funds for the purchase have been received (which may take up to 15 days).

         . The Fund may suspend accepting sales of shares or postpone payment dates on days when the New York Stock Exchange (the "NYSE") is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

         . If a check representing sale proceeds or a dividend or capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may (but is not required to) cancel the check and reinvest the proceeds in the Fund issuing the check, at the NAV calculated on the date of cancellation.

         . If the value of your account with a Fund falls below $1,000 because you sold shares, the Fund reserves the right to close your account and send the proceeds to you. The Fund will process the sale of your shares at the NAV calculated on the day your account is closed.

Signature Guarantees

In some cases, you will need to have the signature on your redemption request guaranteed. A signature guarantee is designed to protect you and the Funds from fraud. It is required in each of these situations:

         .        You request any change in your current account registration.

         .        You want to sell more than $50,000 in shares.

         . You want the check mailed to an address other than the address on your account registration.

         .        Your address of record was changed within the past 90 days.

         . You want the check made payable to someone other than the account owner(s).

         .        Your name has changed by marriage, divorce or otherwise.

Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), or securities exchange or association. A notary public cannot provide a signature guarantee.

Net Asset Value (NAV)


The Funds are open for business each day the New York Stock Exchange ("NYSE") is open. The offering price (the price to buy one share) and the redemption price (the price to sell one share) are a Fund's NAV calculated at the next Closing Time after the Fund receives your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time.

A Fund must receive both your purchase money and your application by Closing Time for you to receive that day's price. Likewise, a Fund must receive your request to sell shares by Closing Time for you to receive that day's price.

Each Fund's NAV is the value of a single share of the Fund. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Shares of the portfolio funds are valued at their respective net asset values. The portfolio funds generally value securities in their portfolios for which market quotations are readily available at the current market values of those securities (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors or trustees of the portfolio fund.

If market quotations of portfolio funds are not readily available, or a quotation is determined not to represent a fair value, Management will use a method that the Fund's Trustees believe accurately reflects a fair value.

Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day. When and if the Funds' prices are reported in newspapers, the Funds' prices generally will be reported one day behind most other mutual funds. This is because as noted above, each Fund uses the NAV of its portfolio funds to calculate the Fund's NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. As described above, each Fund still calculates its share price (NAV) daily, and this is the price at which you may buy and sell shares each day.

Dividends, Capital Gains, and Taxes

Total Return Fund, like its predecessor, and Aggressive Growth Fund both intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which a Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax provided it distributes income and capital gains in the manner required by the Code.

Income other than net capital gains received by a Fund from its portfolio funds (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income. Because each Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a portfolio fund in its portfolio with unrealized portfolio appreciation, investing in a Fund rather than directly in the portfolio fund may result in increased tax liability to you since each Fund must distribute its gains in accordance with the Code.

Distributions of net capital gains received by a Fund from its portfolio funds, plus net long-term capital gains realized by a Fund from the purchase and sale of portfolio fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held Fund shares for one year or less). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. The maximum long term capital gains rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000. Capital gains also may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Fund when a portfolio fund distributes net capital gains to a Fund, the Fund will treat the distribution as long-term capital gain, even if the Fund has held shares of the portfolio fund for one year or less. Any loss incurred by a Fund on the sale of that portfolio fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the net capital gain distribution.

The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have an initial cost basis for federal income tax purposes in each share received, equal to the net asset value of a share of a Fund on the reinvestment date.

A Fund may invest in portfolio funds with capital loss carryforwards. If such a portfolio fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of the other Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

Each year the Fund will notify you of the tax status of your dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax advisor regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually.

All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.

FINANCIAL HIGHLIGHTS

This table will help you better understand Total Return Fund's (formerly Mutual Selection Fund, Inc.) financial performance for the past five years. It is excerpted from the Fund's financial statements for the fiscal year ended December 31, 2000, of which the financial highlights for each of the two years in the period ended December 31, 2000 were audited by Deloitte & Touche LLP and the financial highlights for each of the three years ended December 31, 1998, 1997 and 1996 were audited by other auditors. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 866-747-9030 (toll free) and requesting a free copy of the statement of additional information or the Fund's latest annual shareholder report.

                                                                       Year Ended December 31,
                                                          --------------------------------------------------
For a share outstanding throughout each year               2000      1999       1998       1997       1996
                                                          -------   -------    -------    -------    -------
Net asset value, beginning of period..................... $ 12.16   $ 10.45    $ 11.23    $ 10.94    $ 10.15
                                                          -------   -------    -------    -------    -------
Income from Investment Operations

Investment income-net....................................    0.69      0.45       0.23       0.42       0.20
Net realized and unrealized gain (loss)
  on investments.........................................   (0.50)     2.37       0.29       1.19       1.24
                                                          -------   -------    -------    -------    -------
Total investment operations..............................    0.19      2.82       0.52       1.61       1.44
                                                          -------   -------    -------    -------    -------

Less Distributions

Dividends from investment income-net.....................   (0.69)    (0.45)     (0.23)     (0.42)     (0.20)
Distributions from net realized
  short-term capital gains on investments................   (0.49)    (0.30)      None      (0.08)     (0.11)
Distribution from net realized
  long-term capital gains on investments.................   (0.63)    (0.36)     (1.07)     (0.82)     (0.34)
                                                          -------   -------    -------    -------    -------
Total distributions......................................   (1.81)    (1.11)     (1.30)     (1.32)     (0.65)
                                                          -------   -------    -------    -------    -------


Net asset value, end of period........................... $ 10.54   $ 12.16    $ 10.45    $ 11.23    $ 10.94
                                                          =======   =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------
Total Return.............................................    1.56%    26.99%      4.60%     14.75%     14.19%
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars).........  58,875    59,603     48,752     46,662     32,910
Ratio of expenses to average net assets..................    0.93%     0.92%      0.94%      0.93%      0.95%
Ratio of investment income (net) to average net assets...    5.62%     3.85%      1.94%      3.82%      1.87%
Portfolio turnover (excluding money market mutual funds).      78%       85%        79%        55%        78%

FOR MORE INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference (and is legally considered part of this prospectus). Additional information about Total Return Fund's investments is available in its annual, semi-annual, and quarterly reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


To obtain additional information, please call 866-747-9030 (toll free) or 563-288-2773, or send an e-mail to info@pearlfunds.com, or go to the Fund's Website www.pearlfunds.com.

Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet website at www.sec.gov. You may obtain copies of the Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for information about the Public Reference Room's operations. You may also obtain copies of the Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102, or by e-mail request at publicinfo@sec.gov.
                ------------------

811-10261

                                                              PEARL MUTUAL FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                    July 2, 2001



                                                                2610 Park Avenue
                                                           Muscatine, Iowa 52761
                                                        866-747-9030 (toll free)



PEARL TOTAL RETURN FUND

PEARL AGGRESSIVE GROWTH FUND


This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Pearl Total Return Fund and Pearl Aggressive Growth Fund (each, a "Fund," and together, the "Funds") dated the date of this SAI and any supplement to the prospectus. No information is incorporated by reference into this SAI. You can obtain a copy of the prospectus at no charge by writing or telephoning us at the address or telephone number shown above.


                               TABLE OF CONTENTS
                               -----------------


                                                                        Page
                                                                        ----
Investment Objectives and Policies....................................    2
Investment Techniques and Risks.......................................    2
Investment Restrictions...............................................   16
Performance Information...............................................   18
Investment Manager....................................................   23
The Trust.............................................................   25
Trustees and Officers.................................................   26
Purchasing and Redeeming Shares.......................................   28
Additional Tax Information............................................   29
Portfolio Transactions................................................   30
Code of Ethics........................................................   30
Custodian.............................................................   31
Independent Accountants...............................................   31
Financial Statements..................................................   32
Appendix - Description of Bond Ratings................................  A-1

         Pearl Total Return Fund ("Total Return Fund") and Pearl Aggressive Growth Fund ("Aggressive Growth Fund") are each a series of Pearl Mutual Funds (the "Trust"), and each Fund is an open-end, management investment company.

         The discussion below supplements the description in the prospectus of each Fund's investment objective, policies, and restrictions.

         On July 2, 2001, Mutual Selection Fund, an Iowa corporation, was reorganized into a new series of the Trust. The new series was designated Pearl Total Return Fund. Throughout this document, reference to "Pearl Total Return Fund" or "Total Return Fund" refers to Pearl Total Return Fund, as a series of the Trust, and to its predecessor corporation. Pearl Mutual Funds' name was changed from Mutual Selection Trust on September 11, 2000.


                      Investment Objectives and Policies

         Total Return Fund seeks long-term total return. Aggressive Growth Fund seeks long-term aggressive growth of capital. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that either of the Funds will achieve its investment objective.

         The Funds use the techniques and invest in investment companies that invest in the types of securities described below and in the prospectus.

                        Investment Techniques and Risks

         Each Fund is a fund of funds that invests in shares of other registered investment companies including mutual funds and closed-end funds. The investment companies in which the Funds may invest are referred to as "portfolio funds" throughout this statement of additional information.

Foreign Securities

         A portfolio fund may invest up to 100% of its assets in securities of foreign issuers, which may entail a greater degree of risk than does investment in securities of domestic issuers. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are usually higher than the costs of investing in U.S. securities.


         There is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a portfolio fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency, and balance of payment positions.

         A portfolio fund's (and accordingly the Funds') investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held by a portfolio fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. A portfolio fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations and involve transaction costs and risks. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

         Investments by a portfolio fund in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. Emerging markets also have different clearance and settlement procedures, and delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a portfolio fund (and accordingly the Funds) due to subsequent declines in the value of those securities or possible liability to the purchaser. Many emerging markets have experienced substantial rates of inflation for many years, which has had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Debt obligations of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Certain emerging market governmental issuers have not been able or have been unwilling to make payments of interest or principal on debt obligations as those payments have come due.

         Income received by a portfolio fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a portfolio fund will reduce the net income of the portfolio fund available for distribution to the Funds.

Currency Exchange Transactions

         The Funds may invest in portfolio funds that enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a portfolio fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A portfolio fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

         If a portfolio fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that portfolio fund having a value at least as great as the portfolio fund's commitment under such forward contract will be segregated on the books of the portfolio fund while the contract is outstanding.

         At the maturity of a forward contract to deliver a particular currency, a portfolio fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a portfolio fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the portfolio fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the portfolio fund is obligated to deliver.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio fund to hedge against a devaluation that is so generally anticipated that the portfolio fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a portfolio fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Calculation of Net Asset Value

         Foreign securities in which the portfolio funds may invest may be listed primarily on foreign stock exchanges that may trade on days, and at times, when the New York Stock Exchange is not open for business. Accordingly, the net asset value of a portfolio fund (and correspondingly a Fund) may be significantly affected by such trading on days when neither Pearl Management Company, the Funds' investment adviser and manager ("Management" or the "Manager"), nor the Funds' shareholders have access to the portfolio funds and the Funds.

Options and Futures

         A portfolio fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. A portfolio fund may also use other types of options, futures contracts, and futures options currently traded or subsequently developed and traded, provided that the portfolio fund's board determines that their use is consistent with the portfolio fund's investment objective.

         Options. An option on a security (or index) is a contract that gives
         -------
the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

         A portfolio fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a portfolio fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the portfolio fund) upon conversion or exchange of other securities held in its portfolio.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio fund desires.

         A put or call option purchased by a portfolio fund is an asset of that portfolio fund, valued initially at the premium paid for the option. The premium received for an option written by a portfolio fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         OTC Derivatives. A portfolio fund may buy and sell over-the-counter
         ---------------
("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a portfolio fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

         Risks Associated with Options. There are several risks associated with
         -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a portfolio fund seeks to close out an option position. If a portfolio fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a portfolio fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a portfolio fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a portfolio fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by one of the portfolio funds, that portfolio fund would not able to close out the option. If restrictions on exercise were imposed, the portfolio fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. A portfolio fund
         --------------------------------------------------
may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market
                            -
exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and may be traded by portfolio funds.

         A portfolio fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         A portfolio fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a portfolio fund's securities or the price of the securities that a portfolio fund intends to purchase. A portfolio fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce a portfolio fund's exposure to stock price, interest rate, and currency fluctuations, a portfolio fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

__________________________
/1/   A futures contract on an index is an agreement pursuant to which two
 - parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The success of any hedging technique depends on the ability of a portfolio fund's investment adviser correctly to predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a portfolio fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the investment adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a portfolio fund, that portfolio fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded. However, the margin requirement may be modified during the term of the contract, and the portfolio fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the portfolio fund upon termination of the contract, assuming all contractual obligations have been satisfied. The portfolio funds expect to earn interest income on their initial margin deposits. A futures contract held by a portfolio fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a portfolio fund does not represent a borrowing or loan by the portfolio fund but is instead settlement between that portfolio fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the portfolio funds will mark-to-market their open futures positions.

         The portfolio funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the portfolio funds.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio funds realize a capital gain, or if it is more, the portfolio funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio fund engaging in the transaction realizes a capital gain, or if it is less, the portfolio fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with
         -----------------------------
the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between a portfolio fund's investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a portfolio fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a portfolio fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a portfolio fund seeks to close out a futures or futures option position. The portfolio fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Swap Agreements. A swap agreement is generally individually negotiated
         ---------------
and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a portfolio fund's exposure to changes in the value of an index of securities in which the portfolio fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names.

         A swap agreement tends to shift a portfolio fund's investment exposure from one type of investment to another. For example, if a portfolio fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that portfolio fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a portfolio fund's investments and its net asset value, which accordingly may increase or decrease the overall volatility of a Fund's investments and its net asset value.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a portfolio fund. If a swap agreement calls for payments by a portfolio fund, that portfolio fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss.

         A portfolio fund will segregate assets to cover its current obligations under a swap agreement. If a portfolio fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that portfolio fund's accumulated obligations under the swap agreement over the accumulated amount the portfolio fund is entitled to receive under the agreement. If a portfolio fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that portfolio fund's accumulated obligations under the agreement.

Short Sales and Short Sales Against the Box


         A portfolio fund may sell securities short. In a short sale, the portfolio fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The portfolio fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the portfolio fund. Until the security is replaced the portfolio fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the portfolio fund may be required to pay a premium that would increase the cost of security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         When it engages in short sales, a portfolio fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). A portfolio fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio fund replaces the borrowed security. The portfolio fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the portfolio fund may be required to pay in connection with a short sale.

         A short sale is "against the box" if at all times when the short position is open the portfolio fund owns an equal amount of the securities convertible into, or exchangeable, without any further consideration for, securities of the same issue as, the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.



Debt Securities

         A portfolio fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There may be no restrictions as to the ratings of debt securities acquired by a portfolio fund or the portion of a portfolio fund's assets that may be invested in debt securities in a particular ratings category.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a portfolio fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares - Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     The debt securities held by a portfolio fund may have redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investors in the portfolio fund, including a Fund. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the portfolio fund's assets.

     Special tax considerations are associated with investing in debt securities structured as zero coupon or pay-in-kind securities. A portfolio fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     Credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events. To the extent that a portfolio fund invests in medium and lower-quality debt securities, the achievement of a portfolio fund's investment objective may be more dependent on the portfolio fund's own credit analysis than is the case for higher quality bonds. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

Warrants

     A portfolio fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the portfolio fund loses the purchase price and the right to purchase the underlying security.

Leverage

     A portfolio fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore coverage if it should decline to less than 300% due to market fluctuation or otherwise. That sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the portfolio fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

Master Demand Notes

     A portfolio fund (particularly a money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Asset-Backed Securities

     A portfolio fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a portfolio fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     A portfolio fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Other mortgage-related securities in which a portfolio fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, a portfolio fund may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future.

     Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

Illiquid and Restricted Securities

     A portfolio fund may invest up to 15% of its net assets in illiquid securities. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a portfolio fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives, and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a portfolio fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that portfolio fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of directors or trustees of the portfolio fund or its delegate. A portfolio fund may be unable to realize a favorable price upon sale of the securities, or in some cases may not be able to sell the securities.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a portfolio fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of the portfolio fund.

     Notwithstanding the above, a portfolio fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the portfolio funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The portfolio fund's investment adviser, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a portfolio fund's restriction of investing no more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a portfolio fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     The 1940 Act provides that a mutual fund whose shares are purchased by a Fund is obliged to redeem shares held by a Fund only in an amount up to 1% of the portfolio fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Fund in excess of 1% of a portfolio fund's outstanding securities would, if the Fund had not made the election described in this paragraph, be considered illiquid securities that, together with other such securities, may not exceed 15% of that Fund's net assets. However, since each Fund has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of cash, these positions may be treated as liquid. Under certain circumstances a portfolio fund may determine to make payment of a redemption by a Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of cash. As a result, a Fund may hold securities distributed by a portfolio fund until such time as Management determines it appropriate to dispose of the securities. That disposition will impose additional costs on the Fund.

Repurchase Agreements

     Repurchase agreements are transactions in which a portfolio fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. A portfolio fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the portfolio fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a portfolio fund's ability to sell the collateral and the portfolio fund could suffer a loss.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     A portfolio fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the portfolio fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A portfolio fund generally makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the portfolio fund's investment adviser deems it advisable for investment reasons. A portfolio fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A portfolio fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the portfolio fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a portfolio fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the portfolio fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the portfolio fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a portfolio fund, may increase fluctuation of a portfolio fund's net asset value (and accordingly a Fund's net asset value).

Loans of Portfolio Securities

     A portfolio fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio fund may at any time call the loan and obtain the securities loaned; (3) the portfolio fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the portfolio fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and, in some cases, the loss of rights in the collateral if the borrower fails.

Industry Concentration

     A portfolio fund may concentrate its investments within one industry. The value of the shares of such a portfolio fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Temporary Strategies

     Each Fund and each portfolio fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Funds' or the portfolio funds' investment advisers may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to a temporary defensive strategy, each Fund or a portfolio fund may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers, and most or all of a Fund's and a portfolio fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund or a portfolio fund might employ temporary defensive strategies. However, Aggressive Growth Fund almost never takes a defensive position, as stated in the Prospectus.


     In addition, pending investment of proceeds from new sales of portfolio fund shares or to meet ordinary daily cash needs, a Fund or a portfolio fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     Although the Funds and the portfolio funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for many reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each portfolio fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

                            Investment Restrictions

     In pursuing its investment objective each of Total Return Fund and Aggressive Growth Fund will not:

          1. With respect to 75% of its total assets, invest more than 5% (valued at time of investment) in securities of any one issuer, except in U.S. government securities and securities of other investment companies.

          2. Invest more than 25% of its total assets (valued at time of investment) in securities of any one investment company. However, this restriction does not apply when the Fund reinvests dividends and distributions from an investment company in shares of that investment company.


          3. Invest in a security if more than 25% of its total assets (valued at time of investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


          4. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises, including real estate investment trusts, which invest in real estate or interests in real estate.

          5.   Make loans.

          6.   Sell securities short or maintain a short position.

          7. Invest in puts, calls, straddles, spreads, or combinations thereof.

          8.   Purchase and sell commodities or commodity contracts.

          9.   Underwrite the distribution of securities of other issuers.

         10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

         11. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's assets at the time of borrowing, and (b) for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of the borrowing.



          12. Invest in issuers for the purpose of management or the exercise of control.


     The above restrictions for each Fund and each Fund's investment objective are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares.

     A portfolio fund may, but need not, have the same investment policies as a Fund. In addition, although each of the Funds may from time to time invest in shares of the same portfolio funds, the percentage of each Fund's assets so invested may vary and the Fund's portfolio managers will determine that the investments are consistent with the investment objectives and policies of each Fund.

                            Performance Information

     From July 1, 1972 through the date of this statement of additional information, the Total Return Fund's shares were not registered under the Securities Act of 1933 and sales of Fund shares were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on the date of this statement of additional information. From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.


     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/

     Where:    P = the amount of an assumed initial investment in shares of a
                   Fund
               T = average annual total return
               n = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period

     For example, the Total Return and Average Total Return on a $1,000 investment in Total Return Fund for the following periods ended December 31, 2000 were:


     TOTAL RETURN FUND
     -----------------                                                                     Average Annual
                                                                    Total Return            Total Return
                                                                    ------------           --------------
     1 year................................................                1.56%                   1.56%
     5 years...............................................               76.77%                  12.07%
     10 years..............................................              215.68%                  12.18%
     Life of Fund (inception 7/01/72)......................              516.95%                   6.59%


     The Funds may also quote after-tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

     Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     As of December 31, 2000, the After-Tax Average Annual Total Return on a $1,000 investment in Total Return Fund for the following periods were:



                                            1 Year     5 years    10 Years
                                            ------     -------    --------
Before-Tax Return                            1.56%      12.07%     12.18%
After-Tax Return on Distributions           -3.31%       8.71%      9.63%
After-Tax Return on Distributions
     and Sale of Fund Shares                -0.64%       8.60%      9.22%

Index Comparisons (reflect no deduction for fees, expenses or taxes)

MSCI World Index                           -13.18%      12.12%     11.93%
Value line (Geometric) Index                -8.72%       3.51%      7.22%
Wilshire 5000 Index                        -10.89%      16.68%     16.98%
All Equity Funds Average (Lipper)           -4.51%      14.40%     14.70%
All Long-Term Taxable Funds Average
     (Lipper)                               -1.68%      11.67%     12.27%


     The Funds impose no sales loads and pay no distribution expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.


     The Funds also measure their performance on a long-term risk-adjusted total return basis. Risk-adjusted total return compares total return and standard deviation (volatility). The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

     Beta. Beta is the volatility of a fund's total return relative to the
     ----
movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

     R-squared. R-squared reflects the percentage of a fund's price movements
     ---------
that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

     Alpha. Alpha is a measure used to discuss a fund's relative performance.
     -----
Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

     Standard deviation. Standard deviation quantifies the volatility in the
     ------------------
returns of a Fund by measuring the amount of variation in the group of returns that make up a Fund's average return. Standard deviation is generally calculated over a three or five year period using monthly returns and modified to present an annualized standard deviation.

     Sharpe ratio. A Fund's Sharpe ratio quantifies its total return in excess
     ------------
of the return of a guaranteed investment (90-day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a Fund's Sharpe ratio, the better a Fund's returns have been relative to the amount of investment risk it has taken.

     Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

     Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

     The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of the Manager's Investment Committee may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances, or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers or the Investment Committee, including information about awards received by that portfolio manager or mentions of the manager or committee in the media, may also be described or quoted in Fund advertisements or sales literature.

     In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an independent service that monitors the performance of over 1,000 mutual funds; Morningstar, Incorporated; or another service. The tax consequences of investments may not be reflected in these comparisons.


     The following are some benchmark indexes utilized by the Funds: the MSCI World Index, the Value Line (Geometric) Index, and the Wilshire 5000 Index. Comparisons may also be made to yields on certificates of deposit, treasury instruments, or money market instruments. The comparisons to the MSCI World Index, the Value Line (Geometric) Index, and the Wilshire 5000 Index, and Aggressive Growth Fund's comparison to the Standard & Poor's 500 Index, show how a Fund's total return compared to the record of a broad average of common stock prices and a narrower set of major industrial companies, respectively. Each Fund has the ability to invest in portfolio funds not included in any of these indexes, and its investment portfolio may or may not be similar in composition to the indexes. All indexes are unmanaged and include reinvested dividends (other than the Value Line (Geometric) Index), but do not include the effect of paying brokerage commissions and other costs of investing.

     The Funds may also compare their performance to the performance of groups of mutual funds, including Lipper Averages and Indexes. Each Lipper Average is the mean return of all mutual funds tracked by Lipper, Inc. in that category, which may include the Fund making the comparison. Lipper Indexes measure the performance of the largest funds tracked by Lipper in a designated category.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Fund may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or treasuries. A Fund may discuss the performance of financial markets and indexes over various time periods.

     The capital markets tracked by Ibbotson are common stocks, small-capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indexes. For common stocks the Standard & Poor's 500 Index is used. For small-capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

     Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

     Other widely used indexes that the Funds may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index, and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment-grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities, and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indexes are unmanaged indexes of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indexes.

     The Funds may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, Treasury securities, and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In this program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While this strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Fund performance information and articles about the Funds may include the following: Barron's; Business Week; the Cedar Rapids Gazette; Consumer Digest; Consumer Reports; The Des Moines Register; Financial World; Forbes; Fortune; Fund Action; Investor's Business Daily; Kiplinger's Personal Finance Magazine; Money; Mutual Fund Values; Mutual Funds Magazine; Morningstar Publications; Muscatine Journal; Newsweek; The New York Times; Pearl City Progress;

Personal Investing News; Personal Investor; Success; The Quad Cities Times; USA Today; U.S. News and World Report; The Wall Street Journal; Wiesenberger Investment Companies Services; Working Woman; Worth; and Your Money.


         When comparing yield, total return, and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Funds. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

         The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses, and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

                              Investment Manager

         Pearl Management Company, 2610 Park Avenue, P.O. Box 209, Muscatine, IA 52761, serves as the investment adviser and manager for the Funds. The Funds are its only clients that pay for its services. As of the date of this SAI, the Manager has approximately $62 million under management, substantially all consisting of Total Return Fund. Pearl Management Company is an Iowa corporation, whose shareholders are Capital Formation Council, Free Enterprise Advocates, Public Interest Committee, and Taxpayer Rights Association, each an Iowa nonprofit corporation and public interest organization. Each shareholder has been in existence for more than 15 years and has engaged in and supported advocacy on public policy issues. None of them has any shareholders or beneficial owners. David M. Stanley and Jean Leu Stanley, his wife, may be deemed to control the Manager because he serves as President and Director and she serves as Vice-President and Director, of each of the four shareholders of the Manager. All of these affiliated persons of the Fund are affiliated persons of the Manager:

Name                   Position(s) Held with the Trust and the Manager
----                   -----------------------------------------------
Kevin J. Burns         Vice-President of Investment Management, Chief Investment
                       Officer, Assistant Secretary, and Assistant
                       Treasurer.


Robert H. Solt         Executive Vice-President, Chief Operating Officer, Chief
                       Financial Officer, Secretary, and Treasurer.


David M. Stanley       Chairman, President, Chief Executive Officer, Assistant
                       Secretary, and Trustee of the Trust,
                       Chairman, President, Chief Executive Officer, Assistant
                       Secretary, and Director of the Manager.


         The Manager furnishes continuing investment supervision to the Funds under an Investment Management Agreement (the "Agreement") and is responsible for overall management and investment of the Funds' assets. The Agreement will continue in effect as to each Fund through January 31, 2003, and thereafter from year to year so long as its continuance as to each Fund is approved at least annually by (i) the Board of Trustees of the Trust or by the holders of a majority of that Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of the Trust's Board of Trustees who are not otherwise affiliated with the Trust or the Manager, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to a Fund without penalty by the vote of the Board of Trustees of the Trust or the shareholders of that Fund (by a majority as defined in the 1940
Act) on sixty days' written notice to the Manager or by the Manager on one year's notice to the Fund, and will terminate automatically in the event of its assignment. The fees payable by a Fund under the Agreement are the obligation only of that Fund and impose no liability on the other Funds.


         The advisory and management fees the Funds pay to the Manager are accrued daily and payable monthly based on net assets as of the beginning of the month, at the annual rates shown below:

            Average Daily Net Assets                       Rate of Fee
            ------------------------                       -----------
            First $30 million                                    0.65%
            More than $30 million to $100 million                0.58%
            In excess of $100 million                            0.40%


         The advisory fees paid to the Manager by Total Return Fund for the fiscal years ended December 31, 2000, 1999, and 1998 were as follows:

                     2000           1999           1998

Total Return Fund    $448,542       $398,575       $379,769

         The Manager also provides administrative and transfer agency services to the Trust pursuant to an administrative services and transfer agency agreement for which the Manager receives a fee. The Funds pay the cost of custodial, audit, and legal services, and membership in trade organizations. They also pay other expenses such as the cost of registering and maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of Trustees not affiliated with the Manager. The Manager bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes.


         The administrative fees the Funds pay to the Manager are accrued daily and payable monthly based on net assets as of the beginning of the month, at the annual rates shown below:

                     Average Daily Net Assets                       Rate of Fee
                     ------------------------                       -----------
                     First $30 million                                    0.21%
                     More than $30 million to $100 million                0.19%
                     In excess of $100 million                            0.13%

         The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.96% of a Fund's average annual net assets up to and including $30 million, 0.90% of a Fund's average annual net assets in excess of $30 million and up to $100 million, and 0.78% of a Fund's average annual net assets in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits.


                                    The Trust

         The Trust (formerly Mutual Selected Trust) is a Massachusetts business trust organized under an Amended and Restated Declaration of Trust dated September 11, 2000 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its Trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. Total Return Fund and Aggressive Growth Fund are the only series of the Trust currently being offered. The Board of Trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.


         Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's Trustees and Officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees.

The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on that matter. All shares of the Trust are voted together in the election of Trustees.

                              Trustees and Officers

         The Board of Trustees has overall responsibility for the Trust's and the Funds' affairs. The Trustees and Officers of the Trust, dates of birth, addresses, and principal business activities during the past five years are:

Name, Date of Birth and              Position(s) Held with      Principal Occupation(s) During Past Five Years
Addresses                            the Trust
--------------------------------------------------------------------------------------------------------------------------
John W. Axel, 6/10/41                Trustee                    Owner and Chief Executive Officer, Iowa Companies, Inc.
2007 Circle Drive                                               (holding company); President, Environmental Service Inc.
Muscatine, IA  52761                                            (waste hauling).

Jeffrey R. Boeyink, 11/27/62         Trustee                    Executive Vice President, Iowans for Tax Relief, Tax
303 Woodcreek Lane                                              Education Foundation, and Tax Education Support
Muscatine, IA 52761                                             Organization (non-profit public interest organizations).

Kevin J. Burns, 2/17/69              Vice-President of          Vice-President of Investment Management and Chief
2610 Park Avenue, PO Box 209,        Investment Management,     Investment Officer since March 2001, Asst. Secretary and
Muscatine, IA 52761                  Chief Investment Officer,  Asst. Treasurer since Jan. 1998, Vice President Jan. 1998
                                     Asst. Secretary, and       to March 2001, and Research Director Jan. 1996 to Mar.
                                     Asst. Treasurer            2001, Pearl Management Company; prior to 1996 he was
                                                                engaged in investment management and fund-raising for
                                                                Operation Mobilization (a Christian charitable
                                                                organization).

Peggy A. Cherrier, 7/1/52            Asst. Secretary and        Assistant Secretary since Mar. 2001, Administrative Assistant
2610 Park Avenue, PO Box 209,        Administrative             since Aug. 2000, Pearl Management Company; Administrative
Muscatine, IA 52761                  Assistant                  Assistant, Iowans for Tax Relief Mar. 1999 to Aug. 2000;
                                                                prior thereto, Legal Assistant, Allbee, Allison & Denning.

Douglas B. Coder, 2/18/36            Trustee                    Owner, Coder Co. (business brokerage); owner, DBC Realty
8711 East Pinnacle Peak Rd.                                     (investments); Chairman, Catalyst International
Scottsdale, AZ  85255                                           (software).

Dr. David N. DeJong, 6/4/63          Trustee                    Associate Professor of Economics, University of
4144 Saline Street                                              Pittsburgh.
Pittsburgh, PA  15217

Name, Date of Birth and           Position(s) Held with         Principal Occupation(s) During Past Five Years
Addresses                         the Trust
-------------------------------------------------------------------------------------------------------------------------------
David L. Evans, 6/26/41           Trustee                       Business consultant, Evanwood Corp. (consulting) since
32500 El Diente Court                                           Jan. 1992; prior thereto, Chief Financial Officer,
Evergeen, CO  80439                                             Netbeam, Inc. (Internet access) Oct. 1999 to Nov. 2000;
                                                                Chief Financial Officer, Rocky Mountain Internet
                                                                (Internet services) from June 1997 to Aug. 1998.

Karen J. Grell, 6/28/72           Asst. Treasurer and           Assistant Treasurer since June 2001 and Accountant since Feb.
2610 Park Avenue, PO Box 209      Accountant                    2001, Pearl Management Company; Bookkeeper, Davenport Printing
Muscatine, IA 52761                                             Co. (Dec. 1999 to Feb. 2001); prior thereto, Bookkeeper, Kevin
                                                                Grell Trucking.

Renata R. LaMar, 4/24/64          Asst. Treasurer and           Assistant Treasurer and Financial Administrator since Mar. 2001,
2610 Park Avenue, PO Box 209,     Financial Administrator       Accountant, Aug. 2000 to Mar. 2001, Pearl Management Company;
Muscatine, IA 52761                                             Accountant, Mar. 1997 to Aug. 2000, Heart of America Restaurants
                                                                & Inns; and Cedar River Paper Co. prior thereto.

Robert H. Solt, 6/26/67           Executive Vice President,     Executive Vice President, Chief Operating Officer, Chief Financial
2610 Park Avenue, PO Box 209,     Chief Operating Officer,      Officer, Secretary, and Treasurer, since June 2001, Vice President,
Muscatine, IA 52761               Chief Financial Officer,      Assistant Secretary, and Assistant Treasurer Feb. 2001 to June 2001,
                                  Secretary, and Treasurer      Pearl Management Company; prior thereto, Officer, Iowans for Tax
                                                                Relief, Tax Education Foundation, and Tax Education Support
                                                                Organization (nonprofit public interest organizations).

David M. Stanley,* 9/9/28         Chairman, President,          Chairman, President, Chief Executive Officer, Assistant Secretary,
2610 Park Avenue, PO Box 209,     Chief Executive Officer,      and Director, Pearl Management Company.
Muscatine, IA 52761               Assistant Secretary,
                                  and Trustee

Robert W. Toborg, 5/29/17         Trustee                       Retired.  Prior thereto, Director, Central State Bank
815 Sunrise Circle                                              until Jan. 1999.
Muscatine, IA  52761


------------------------------------

     * Mr. Stanley is a Trustee who is an interested person (as defined in the Investment Company Act of 1940) of the Trust and the Manager.


              As of June 14, 2001, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of Total Return Fund.

              At June 14, 2001, the following entities owned beneficially 5% or more of shares of Total Return Fund:

Name/Address                                         Percentage Ownership

New Hope Foundation                                  28.34%
2610 Park Avenue
Muscatine, IA 52761



Public Interest Institute                             7.92%
2610 Park Avenue
Muscatine, IA 52761



Tax Education Support Organization                   49.22%
2610 Park Avenue
Muscatine, IA 52761



         During 2000 the Funds paid fees aggregating $28,400 to Board members who were not affiliated with the Manager. The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 2000 to each of the Trustees of the Trust:





                            Compensation from
  Name of Trustee           Total Return Fund
  ------------------------- -----------------------------
  John W. Axel              $4,500
  Jeffrey R. Boeyink        $4,500
  Douglas B. Coder          $4,500
  Dr. David N. DeJong       $4,500
  David L. Evans            $5,900
  David M. Stanley               0
  Robert W. Toborg          $4,500

         The Officers and Trustees affiliated with the Manager serve without any compensation from the Trust.

                         Purchasing and Redeeming Shares

         Purchases and redemptions are discussed in the Funds' prospectus under the heading "How to Buy and Sell Fund Shares." All of that information is incorporated herein by reference.

Net Asset Value

         Share purchase and redemption orders will be priced at a Fund's NAV per share next computed after these orders are received and accepted by the Trust. Each Fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.


         For a description of the methods used to determine the share price, see "Net Asset Value" in the prospectus.


         The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

                           Additional Tax Information

         The prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.

         Total Return Fund has qualified and each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.


         A Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that the number is correct and that the shareholder is not subject to backup withholding.

                             Portfolio Transactions

         The Manager is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and negotiation of commissions, if any, paid on these transactions.


         The Funds will arrange to be included within a class of investors entitled not to pay sales loads by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges, and other quantity discount programs.


         Each Fund may purchase shares of portfolio funds which charge a redemption fee (not exceeding 2%). A redemption fee is a fee imposed by a portfolio fund upon shareholders (such as a Fund) redeeming shares of the fund within a certain period of time. The fee is payable to the portfolio fund. Accordingly, if a Fund were to invest in a portfolio fund and, as a result of redeeming shares in such portfolio fund, incur a redemption fee, the redeeming Fund would bear the redemption fee. The Funds will not invest in shares of a mutual fund that is sold with a contingent deferred sales load exceeding 2%.

During the last three fiscal years, Total Return Fund incurred no brokerage commissions.

                                 Code of Ethics

         The 1940 Act and rules thereunder require that the Trust and the Manager establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust and the Manager have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust and the Manager to detect and prevent conflicts of interest.

                                    Custodian

         First National Bank of Muscatine ("FNBM"), 300 East Second Street, Muscatine, Iowa 52761, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. FNBM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized FNBM to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law.



                            Independent Accountants

         Deloitte & Touche LLP, 101 West Second Street, Davenport Iowa, 52801-1813, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

                             Financial Statements


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and the Shareholders of Mutual Selection Fund, Inc.

We have audited the accompanying statement of net assets of Mutual Selection Fund, Inc., as of December 31, 2000, and the related statements of operations, changes in net assets, and the financial highlights (see page 17 of the prospectus) for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 1998, and for each of the eight years in the period then ended were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Selection Fund, Inc. as of December 31, 2000, and the results of its operations, changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Davenport, Iowa
January 31, 2001

MUTUAL SELECTION FUND, INC.
STATEMENT OF NET ASSETS - December 31, 2000


ASSETS:
                                                                                                   % of
INVESTMENTS in mutual funds,                                                   Shares               net            Market
all common stocks of unaffiliated issuers:                                      owned              assets          value
                                                                               -------             ------        -----------
Equity mutual funds:
     American Century International Discovery, Instl.......................    209,028               4.66%       $ 2,742,452
     Berger Small Cap Value Fund, Institutional............................    281,572              12.18%         7,171,630
     First Eagle SoGen Overseas Fund, Institutional........................    699,277              13.54%         7,971,754
     INVESCO Dynamics Fund.................................................     86,098               3.48%         2,046,555
     Longleaf Partners Small-Cap Fund......................................    176,520               6.78%         3,992,887
     Nicholas-Applegate Intl. Small Cap Growth, Instl......................    167,723               8.48%         4,989,747
     State Street Research Aurora, Class A.................................    122,105               5.79%         3,410,403
     Tweedy Browne Global Value Fund.......................................    553,704              18.79%        11,063,011
     Wasatch Core Growth Fund..............................................    105,827               5.16%         3,038,292
     Weitz Partners Value Fund.............................................    377,416              13.79%         8,118,212
                                                                                                   ------        -----------
           TOTAL EQUITY MUTUAL FUNDS                                                                92.65%        54,544,943
                                                                                                   ------        -----------
Income mutual funds:
     PIMCO Total Return, Institutional.....................................     41,414               0.73%           430,296
     Strong High Yield Bond Fund...........................................    386,495               5.88%         3,462,995
                                                                                                   ------        -----------
           TOTAL INCOME MUTUAL FUNDS                                                                 6.61%         3,893,291
                                                                                                   ------        -----------
Money market mutual fund:
     Vanguard Money Market Prime...........................................    459,458               0.78%           459,458
                                                                                                   ------        -----------
           TOTAL INVESTMENTS (cost $59,611,920,
            including reinvested dividends and distributions)                                      100.04%        58,897,692
  Cash.....................................................................                          0.03%            20,690
  Accrued interest on bank account.........................................                          0.00%                36
                                                                                                   ------        -----------
              TOTAL ASSETS                                                                         100.07%        58,918,418
                                                                                                   ------        -----------

LIABILITIES:
     Investment advisory fee payable (Note 5)..............................                          0.06%            35,482
     Payable to adviser for expenses (Note 5)..............................                          0.01%             7,558
     Other liabilities.....................................................                          0.00%               737
                                                                                                   ------        -----------
              TOTAL LIABILITIES                                                                      0.07%            43,777
                                                                                                   ------        -----------
NET ASSETS, applicable to 5,586,615 shares of outstanding capital stock,
  $.01 par value, 20,000,000 shares authorized.............................                        100.00%       $58,874,641
                                                                                                   ======        ===========
              NET ASSET VALUE PER SHARE                                                                               $10.54
                                                                                                                 ===========
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus)...............................                                      $59,588,132
     Accumulated undistributed net investment income.......................                                              181
     Accumulated undistributed short-term capital gains....................                                              175
     Accumulated undistributed long-term capital gains.....................                                              381
     Net unrealized appreciation (depreciation) in value of investments....                                         (714,228)
                                                                                                                 -----------
              TOTAL NET ASSETS                                                                                   $58,874,641
                                                                                                                 ===========

                      See notes to financial statements.

MUTUAL SELECTION FUND, INC.
STATEMENTS OF OPERATIONS

                                                                             Year Ended                      Year Ended
                                                                             December 31,                    December 31,
INVESTMENT INCOME                                                                2000                            1999
                                                                        ----------------------          ----------------------
  Income:
    Dividends.....................................................                  $3,835,334                     $ 2,490,253
    Interest on bank account......................................                       1,266                           2,622
                                                                        ----------------------          ----------------------
           TOTAL INVESTMENT INCOME                                                   3,836,600                       2,492,875
                                                                        ----------------------          ----------------------

  Expenses, current year (Note 5):
    Associations..................................................                       2,995                           2,684
    Auditing......................................................                      10,000                           3,075
    Compensation of staff.........................................                       3,264                           2,507
    Custodian fees................................................                       1,750                           1,750
    Data processing...............................................                       6,564                           7,050
    Directors' fees (Note 6)......................................                      28,400                          25,200
    Government fees...............................................                          45                               -
    Insurance.....................................................                       1,760                           2,188
    Investment advisory fee.......................................                     448,542                         398,575
    Legal services................................................                     105,306                               -
    Meetings......................................................                       7,370                           4,891
    Postage.......................................................                         368                             379
    Printing and duplicating......................................                         198                             380
    Telephone.....................................................                         274                             322
                                                                        ----------------------          ----------------------
           TOTAL EXPENSES, CURRENT YEAR                                                616,836                         449,001

  Expenses of previous years (current year),
   reimbursed to investment adviser (reimbursed by
   adviser to Fund) pursuant to Investment Advisory
   Agreement and expense limit (Note 5)...........................                     (71,908)                         33,468
                                                                        ----------------------          ----------------------
           TOTAL EXPENSES                                                              544,928                         482,469
                                                                        ----------------------          ----------------------


           INVESTMENT INCOME - NET                                                   3,291,672                       2,010,406
                                                                        ----------------------          ----------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on sales of mutual
   funds (securities of unaffiliated issuers):
     Net short-term gains on sales................................                   2,312,627                       1,355,467
     Net long-term gains on sales.................................                     276,314                          27,513
  Capital gains distributions from mutual funds...................                   2,749,289                       1,585,503
                                                                        ----------------------          ----------------------
           NET REALIZED GAINS ON INVESTMENTS                                         5,338,230                       2,968,483

  Net increase (decrease) in unrealized appreciation
   in value of investments........................................                  (7,658,738)                      7,928,635
                                                                        ----------------------          ----------------------
           NET GAINS (LOSSES) ON INVESTMENTS                                        (2,320,508)                     10,897,118
                                                                        ----------------------          ----------------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                   $   971,164                     $12,907,524
                                                                        ======================          ======================
        See notes to financial statements.


MUTUAL SELECTION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Year Ended        Year Ended
                                                                  December 31,      December 31,
                                                                      2000              1999
                                                                  -----------       -----------
FROM OPERATIONS:
  Investment income - net....................................     $ 3,291,672       $ 2,010,406
  Net realized gains on investments..........................       5,338,230         2,968,483
  Net increase (decrease) in unrealized appreciation
   in value of investments...................................      (7,658,738)        7,928,635
                                                                  -----------       -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              971,164        12,907,524
                                                                  -----------       -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

  Dividends from investment income - net.....................      (3,291,672)       (2,010,406)
  Distributions from net realized short-term gains...........      (2,312,627)       (1,355,467)
  Distributions from net realized long-term gains............      (3,025,603)       (1,613,016)
                                                                  -----------       -----------

    DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS                    (8,629,902)       (4,978,889)
                                                                  -----------       -----------

FROM CAPITAL SHARE TRANSACTIONS:

  Received for shares sold (26,935 and 4,802 shares).........         317,874            56,705

  Net asset value of shares (818,805 and 409,397
   shares) issued in reinvestment of distributions...........       8,630,212         4,978,266

  Paid on redemption of shares (159,921 and 177,854 shares)..      (2,017,661)       (2,112,277)
                                                                  -----------       -----------

    INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
      (net increase of 685,819 and 236,345 shares)                  6,930,425         2,922,694
                                                                  -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             ($728,313)      $10,851,329

NET ASSETS:
  Beginning of period........................................      59,602,954        48,751,625
                                                                  -----------       -----------

  End of period (including undistributed investment
   income (net) $181 and $204, undistributed
   short-term capital gains $175 and $412, and
   undistributed net realized long-term capital
   gains $381 and $431)......................................     $58,874,641       $59,602,954
                                                                  ===========       ===========


                      See notes to financial statements.

                          MUTUAL SELECTION FUND, INC.
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                    Years ended December 31, 2000 and 1999
                    --------------------------------------

1. ORGANIZATION. Mutual Selection Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company (mutual fund). The Fund invests only in other mutual funds. It may also purchase U.S. Government securities and money market instruments but has not yet done so.

SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. (a) Investments in capital shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) The cost of investments in other mutual funds is increased by the amounts of reinvested dividends and capital gains distributions. (c) Securities transactions are accounted for on the trade date. (d) Dividend income and the Fund's distributions to its shareholders are recorded on the ex-dividend date. (e) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

2. INCOME TAXES. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of investment income (net) and realized gains so that the Fund will not be required to pay any federal or state income taxes. Therefore, the Fund makes no provision for income taxes.

3. COST AND APPRECIATION. The following amounts are based on cost for federal income tax purposes, including the amounts of all reinvested dividends and distributions as of December 31, 2000:

     Aggregate gross unrealized appreciation in value of all
      securities whose value exceeds tax cost.................   $ 2,356,930
     Aggregate gross unrealized depreciation in value of all
      securities whose tax cost exceeds value.................    (3,071,158)
                                                                 -----------

     Net unrealized depreciation..............................   $  (714,228)
                                                                 ===========

     Aggregate cost of all securities owned at end of
      period, for federal income tax purposes, including the
      amount of all reinvested dividends and distributions....   $59,611,920
                                                                 ===========

4. INVESTMENT TRANSACTIONS. The Fund's purchases and sales of investment securities (excluding money market mutual funds) were $49,931,779 and $44,920,633 for the year 2000 and $44,614,897 and $41,261,690 for 1999.
Purchases include reinvestments of dividends and distributions.

5. INVESTMENT ADVISER; EXPENSES. Pearl Management Company is the Fund's investment adviser. The Investment Advisory Agreement requires the Adviser to furnish investment advice and supervision, statistical and research services, and a complete program for management of the Fund's assets; assist the Fund in executing purchases and sales; provide office space for the Fund; and pay the Fund's sales and promotion expenses and compensation of the Fund's executives.

The Fund pays the Adviser's fee at the annual rate of 0.81% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.48% of the Fund's net assets in excess of $100,000,000. The Adviser is not a broker and does not receive any commission from the Fund.

                          MUTUAL SELECTION FUND, INC.
                          ---------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
                   -----------------------------------------
                    Years ended December 31, 2000 and 1999
                    --------------------------------------

The Fund's total operating expenses in any year (including the Adviser's fee but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.96% of the Fund's average net assets up to $30,000,000; 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. The Adviser pays all the Fund's operating expenses beyond this limit. To ensure compliance with this limit, the Adviser pays substantially all the Fund's expenses (except the Adviser's fee) and is reimbursed by the Fund to the extent permitted by this limit. For the year 2000 the Adviser paid $168,294 of the Fund's expenses and received $96,386 reimbursement from the Fund, which included no reimbursement of previous years' expenses. For 1999 the Adviser paid $50,426 of the Fund's current year expenses and received $83,894 reimbursement from the Fund, which included $33,468 reimbursement of previous years' expenses. As of December 31, 2000, the Adviser had paid on behalf of the Fund a cumulative net total of $137,085 nonreimbursed expenses which are to be reimbursed by the Fund in the future, subject to the annual expense limit.

The Adviser's financial obligations to the Fund are personally guaranteed by David M. and Jean Leu Stanley. Mr. Stanley is an executive officer and a Director of the Fund. The Adviser and its officers, Directors, and shareholders, as a group, owned 1.10% of the Fund's outstanding shares as of December 31, 2000. Entities affiliated with one or more officers and directors of the adviser owned 94.76% of the Fund's outstanding shares as of December 31, 2000.

6. COMPENSATION. The executive officers and one Director of the Fund are also officers of the Adviser; they are paid by the Adviser and receive no compensation from the Fund. The Fund's six Directors who are not affiliated with the Adviser are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. De Jong, David L. Evans, and Robert W. Toborg. They received total Directors' fees of $28,400 for the year 2000 and $25,200 for 1999. These fees were paid by the Adviser on behalf of the Fund and have been reimbursed by the Fund in accordance with the expense limit (Note 5).

7. DISTRIBUTIONS. The Fund paid an income dividend of $.6904 per share (aggregate amount $3,291,696) from 2000 investment income (net), a short-term capital gains distribution of $.4851 per share (aggregate amount $2,312,864) from 2000 realized short-term capital gains, and a long-term capital gains distribution of $.6346 per share (aggregate amount $3,025,652) from 2000 realized long-term capital gains, on January 25, 2001 to shareholders of record on December 31, 2000. The Fund paid an income dividend of $.4476 per share (aggregate amount $2,010,350) from 1999 investment income (net), a short-term capital gains distribution of $.3017 per share (aggregate amount $1,355,055), and a long-term capital gains distribution of $.3591 per share (aggregate amount $1,612,861) from 1999 realized long-term capital gains, on January 27, 2000 to shareholders of record on December 31, 1999. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date. Because of rounding, these amounts paid vary slightly from the distributions reported in the financial statements.

8. SUBSEQUENT EVENT. Pearl Mutual Funds, a newly-created Massachusetts business trust, filed a registration statement with the Securities and Exchange Commission on January 8, 2001. When this registration becomes effective, and in connection with a tax-free reorganization, Mutual Selection Fund, Inc. will become a series of Pearl Mutual Funds and its name will be changed to Pearl Total Return Fund. The shareholders of Mutual Selection Fund have previously approved this reorganization. After the reorganization, Mutual Selection Fund's current Board of Directors will be the Board of Trustees of Pearl Mutual Funds.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Pearl Mutual Funds and the
Shareholder of Pearl Aggressive Growth Fund

We have audited the accompanying statement of net assets of Pearl Mutual Funds (the "Trust"), as of May 7, 2001 and the statement of operations for the period from June 23, 2000 (date of inception) to May 7, 2001. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pearl Mutual Funds at May 7, 2001 and the results of its operations for the period from June 23, 2000 (date of inception) to May 7, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Davenport, Iowa
June 11, 2001

PEARL MUTUAL FUNDS

STATEMENT OF NET ASSETS
MAY 7, 2001
-------------------------------------------------------------------------------

ASSETS:  Cash                                                          $100,000
                                                                       ========

NET ASSETS, applicable to 10,000 shares of
     outstanding capital stock, no par value,
     unlimited shares authorized                                       $100,000
                                                                       ========


NET ASSET VALUE, offering and redemption price per share               $  10.00
                                                                       ========


See notes to financial statements.

PEARL MUTUAL FUNDS

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 23, 2000 (DATE OF INCEPTION) TO MAY 7, 2001
-------------------------------------------------------------------------------

INVESTMENT INCOME - Dividends                                       $      -

EXPENSES:
  Offering and registration expenses                                    20,903
                                                                    -----------
  Total expenses before reimbursements                                  20,903
  Less reimbursement of expenses by investment advisor                 (20,903)
                                                                    -----------

NET INVESTMENT INCOME                                               $      -
                                                                    ===========


See notes to financial statements.

PEARL MUTUAL FUNDS


NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 23, 2000 (DATE OF INCEPTION) TO MAY 7, 2001
-------------------------------------------------------------------------------

1. ORGANIZATION

   Pearl Mutual Funds (the "Trust"), previously named Mutual Selection Trust, was established on June 23, 2000, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized are the Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively referred to as the "Funds"). Each Fund is a diversified series of the Trust. The Funds have no operations other than those relating to organizational matters, including the sale of 10,000 shares for cash in the amount of $100,000 of the Pearl Aggressive Growth Fund to capitalize the Fund, which were sold to Investor Protection, Inc., a related party, on May 7, 2001.

   On June 23, 2000, an Agreement and Plan of Reorganization was approved, which provided for the tax-free reorganization of Mutual Selection Fund, Inc. ("MSF"), whereby when the registration statement of the Trust becomes effective, MSF will become a series of the Trust and its name will be changed to Pearl Total Return Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America:

   Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the period. Actual results could differ from those estimates.

   Offering and Initial Registration Expenses - All expenses incurred in connection with the initial public offering of shares, including registration expenses, have been paid by Pearl Management Company (the "Adviser") and are to be reimbursed by the Trust, subject to its Expense Limit Agreement. For the period from June 23, 2000 (inception) to May 7, 2001 the Adviser has paid offering and registration expenses totaling $20,903, which are to be reimbursed by the Funds in the future, subject to the Expense Limit Agreement.

   Organization Expenses - In accordance with the Investment Management Agreement, the Adviser has assumed and paid all expenses that are determined to be organization expenses of a Fund.

   Income Taxes - Each Fund intends to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that each Fund will not be required to pay any federal or state income taxes. Therefore, the Trust and the Funds make no provision for income taxes.

3. RELATED PARTIES

   The Trust has entered into an Investment Management Agreement ("Management Agreement"), and an Administrative Services Agreement ("Administrative Agreement") with the Adviser. The Adviser is not a broker and does not receive any commissions from the Funds. For investment management and administrative services provided to each Fund, the Adviser receives fees, accrued daily and payable monthly based on net assets as of the beginning of the month, at these annual rates:



                                                                Investment        Administrative
                                                              Management Fee       Services Fee
                       Net Assets
    Up to $30 million                                             0.65%               0.21%
    In excess of $30 million and not to exceed $100 million       0.58%               0.19%
    In excess of $100 million                                     0.40%               0.13%



   The Trust has also entered into an Expense Limit Agreement ("Expense Agreement"). Under the terms of the Expense Agreement, each Fund's total operating expenses in any year (including the management and administrative fees but excluding interest, taxes, expenses for investment purchases or sales, and extraordinary expenses) cannot exceed 0.96% of each Fund's average net assets (at the beginning of the month) up to $30,000,000; 0.90% of each Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of each Fund's average net assets in excess of $100,000,000. The Adviser pays all of each Fund's operating expenses beyond this limit. To ensure compliance with this limit, the Adviser pays substantially all of each Fund's operating expenses (except the Adviser's management and administrative fee) and is reimbursed by the Fund to the extent permitted by this limit. When the Adviser has reimbursed a Fund for expenses in excess of these limits, the Adviser may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits.


                                   * * * * *

         Appendix - Description of Bond Ratings

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings
         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of the bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. The bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. The bonds are often in default or have other marked shortcomings.

S&P Ratings
         AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

         BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           PART C  OTHER INFORMATION
Item 23. Exhibits
         --------


(a)(1)     Amended and Restated Declaration of Trust dated September 11, 2000(a)

(a)(2)     Establishment and Designation of Series of Shares of Beneficial
           Interest(a)

(b)        Bylaws of the Registrant(a)

(c)        The Registrant does not issue share certificates

(d)        Investment Management Agreement between the Registrant and Pearl
           Management Company

(e)        None

(f)        None

(g)        Custodial Agreement between the Registrant and First National Bank of
           Muscatine

(h)        Administrative Services Agreement between the Registrant and Pearl
           Management Company

(i)(1)     Opinion and consent of Bell, Boyd & Lloyd LLC (b)

(i)(2)     Opinion and consent of Bingham Dana LLP (b)

(j)        Consent of Independent Accountants

(k)        None

(l)        Subscription Agreement between the Registrant and Pearl Management
           Company (b)

(m)        None

(n)        None

(p)(1)     Pearl Mutual Funds and Pearl Management Company Code of Ethics and
           Policy and Procedures to Prevent Misuse of Inside Information

(p)(2)     Pearl Mutual Funds Code of Ethics for Outside Trustees

____________________

(a) Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant's registration statement, Securities Act file number 333-53390 (the "Registration Statement"), filed on January 8, 2001.

(b) Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant's Registration Statement filed on June 15, 2001.

Item 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

        The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Funds" and in the Statement of Additional Information under the caption "Investment Manager" and "Trustees and Officers" is incorporated by reference.

Item 25. Indemnification
         ---------------

        Article XII of the Declaration of Trust of Registrant (exhibit 1 to this Registration Statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The Registrant, its trustees and officers, Pearl Management Company ("PMC") (the investment manager to Registrant) and certain affiliated persons of PMC and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, PMC and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

        The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any officer or director of PMC has engaged within the last 2 fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Trustees and Officers" in the statement of additional information.

Item 27. Principal Underwriters
         ----------------------

        None

Item 28. Location of Accounts and Records
         --------------------------------

        David M. Stanley, President

     Pearl Management Company

        2610 Park Avenue
        Muscatine, IA  52761

Item 29. Management Services
         -------------------

        None

Item 30. Undertakings
         ------------

        Not applicable

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Muscatine, Iowa on July 2, 2001.


                                        PEARL MUTUAL FUNDS


                                        By /s/ David M. Stanley
                                           --------------------------------
                                           David M. Stanley, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.



       Name                       Title                           Date
       ----                       -----                           ----

/s/ John W. Axel                Trustee                       )
--------------------------                                    )
John W. Axel                                                  )
                                                              )
/s/ Jeffrey R. Boeyink          Trustee                       )
--------------------------                                    )
Jeffrey R. Boeyink                                            )
                                                              )
/s/ Douglas B. Coder            Trustee                       )
--------------------------                                    )
Douglas B. Coder                                              )
                                                              )
/s/ Dr. David N. DeJong         Trustee                       )
--------------------------                                    )
Dr. David N. DeJong                                           )
                                                              )
/s/ David L. Evans              Trustee                       )
--------------------------                                    )
David L. Evans                                                ) July 2, 2001
                                                              )
/s/ David M. Stanley            Trustee                       )
--------------------------                                    )
David M. Stanley                Chairman, President,          )
                                Chief Executive Officer and   )
                                Assistant Secretary           )
                                (principal executive officer) )
                                                              )
/s/ Robert W. Toborg            Trustee                       )
--------------------------                                    )
Robert W. Toborg                                              )
                                                              )
/s/ Robert H. Solt              Executive Vice-President,     )
--------------------------      Chief Operating Officer,      )
  Robert H. Solt                Chief Financial Officer,       )
                                Secretary, and Treasurer      )
                                (principal accounting officer))

                   Exhibits Being Filed with This Amendment
                   ----------------------------------------

Exhibit
Number    Exhibit
------    -------




(d) Investment Management Agreement between the Registrant and Pearl Management Company

(g) Custodial Agreement between the Registrant and First National Bank of Muscatine

(h) Administrative Services Agreement between the Registrant and Pearl Management Company

(j)       Consent of Independent Accountants

(p)(1) Pearl Mutual Funds and Pearl Management Company Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information

(p)(2)    Pearl Mutual Funds Code of Ethics for Independent Trustees